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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 13, 1996







                                 VIVRA INCORPORATED
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                 (Exact name of registrant as specified in its charter)


      Delaware                         1-10261                     94-3096645
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   (State or other                   (Commission                  (IRS Employer
   jurisdiction of                   File Number)                    Id. No.)
   incorporation)


                  1850 Gateway Drive, Suite 500, San Mateo, CA 94404
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                      (Address of principal executive offices)





Registrant's telephone number, including area code:  (415) 577-5700


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Item 5.  Other Events.  The Registrant acquired the all of the outstanding stock
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of Orthonet, Inc. on February 28, 1996, Brennan, Martell and Mirmelli, M.D.'s,
P.A. and Allergy & Asthma Institute of South Florida, P.A. on May 1, 1996 and Kidney Centers of Charleston, Inc. (all four such entities collectively the "Acquired Companies") on May 1, 1996 in exchange for stock of the Registrant. These transactions have been accounted for under pooling-of-interests accounting. Accordingly, the Registrant files herewith Supplemental
Consolidated Financial Statements which reflect the restatement of the Registrant's historical financial statements as though the Registrant and the Acquired Companies had been combined.

Item 7.  Financial Statements and Exhibits.
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     (a)  Financial Statements of Businesses Acquired or To Be Acquired.

     (b)  Pro forma financial information of the Registrant.

     (c)  Exhibits.

          11.1 Supplemental Computation of Earnings Per Share.

          23.1 Consent of Ernst & Young, LLP.

          99.1 Audited Supplemental Consolidated Financial Statements of Registrant and Subsidiaries for the year ended November 30, 1995.

          99.2 Schedule 2 - Supplemental Valuation and Qualifying Accounts.

          99.3 Unaudited Supplemental Consolidated Financial Statements of Registrant and Subsidiaries for the Quarter Ended February 29, 1996.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:    June 12, 1996

                               VIVRA INCORPORATED



                               By  /s/ LEANNE M. ZUMWALT
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                                         Leanne M. Zumwalt
                                      Chief Financial Officer


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